UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 18, 2020

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

On June 18, 2020, Team, Inc. (the “Company”) held a conference call to discuss, among other items, results for the quarter ended March 31, 2020. A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Certain forward-looking information contained in the transcript of the earnings is being provided in accordance with the provisions of the Private Securities Litigation Reform Act of 1995. The Company has made reasonable efforts to ensure that the information, assumptions and beliefs upon which this forward-looking information is based are current, reasonable and complete. However, such forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Although it is not possible to identify all of these factors, they include, among others, (i) the duration and magnitude of the COVID-19 pandemic, related economic effects and the resulting negative impact on demand for oil and gas along with the current surplus in the global supply of oil, (ii) any difficulties or delays that could affect the Company's ability to effectively implement the remediation plan, in whole or in part, to address the material weakness identified in the Company's internal control over financial reporting, as described in Item 9A. "Controls and Procedures" of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and (iii) such known factors as are detailed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. Accordingly, there can be no assurance that the forward-looking information contained in the transcript, including projected cost savings, will occur or that objectives will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made today or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise, except as may be required by law.

Disclaimer

The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of an investor conference call and while efforts are made to provide an accurate transcription, there may be material errors, omissions, or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company's SEC filings before making any investment or other decisions. An archived copy of the conference call is available on the “Investor Relations" sections of the Company's website at: www.teaminc.com.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits. The following exhibit is furnished as part of Item 2.02 of this Current Report on Form 8-K:

Exhibit number	Description

99.1	Team, Inc.’s First Quarter 2020 Earnings Call Transcript, dated June 18, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ Susan M. Ball
Susan M. Ball
Executive Vice President, Chief Financial Officer and Treasurer
Dated: June 18, 2020